UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-130483

(Commission File Number)

51-0484716

(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2939

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants’ under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2006, TransDigm Group Incorporated issued a press release announcing its financial results for the second quarter ended April 1, 2006 and certain other information. A copy of this press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

A conference call and audio webcast presentation will be held on Friday, April 28, 2006 at 1:00 p.m., Eastern Time. To join the call, dial (800) 374-0113. The webcast can be accessed online at http://www.transdigm.com. A telephone replay will be available for two weeks by dialing (800) 642-1687 and entering the pass code 7960142.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. 99.1	Press Release of TransDigm Group Incorporated, dated April 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Gregory Rufus
Gregory Rufus
Executive Vice President and Chief
Financial Officer

Date: April 28, 2006

Exhibit Index

Exhibit No. 99.1	Press Release of TransDigm Group Incorporated, dated April 28, 2006.